UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):


                                January 19, 2005


                               MEDI-HUT CO., INC.
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               (Exact name of registrant as specified in charter)


                Nevada                     000-27119           22-2436721
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    (State or other jurisdiction of       (Commission        (IRS Employer
            incorporation)                 File Number)     Identification No.)


215 Morris Avenue, Spring Lake, New Jersey                    07762
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(Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (732) 919-2799


              1345 Campus Parkway, Wall Township, New Jersey 07753
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1--Registrant's Business and Operations

         Item 1.01 Entry into a Material Definitive Agreement.

On January 19, 2005, Medi-Hut Co., Inc. ("Medi-Hut" or the "Company") finalized a settlement agreement and release in connection with its action against Kinray, Inc., a New York based pharmaceutical distributor, and its officer, Santi Greco. This action was part of the litigation commenced in December 2003 in the Superior Court of the State of New Jersey, Monmouth County, Law Division, Medi-Hut Co., Inc. v. Joseph A. Sanpietro, et al. (Docket No. MON-L-5471-03). As part of the settlement, Kinray, Inc. agreed to pay to the Company the sum of $300,000. This settlement was entered into without any admission of liability or any inferences of wrongdoing by any settling party.

The Company also reached settlement with two other defendants in the action described above as set forth below.

On November 29, 2004, the Company entered into a settlement agreement and release with Laurence M. Simon, the former Chief Financial Officer of the Company. In exchange for the return of 30,000 shares of the Company's common stock and certain other non-monetary consideration, the Company agreed to dismiss its claims against Mr. Simon.

On September 16, 2004, the Company entered into a settlement agreement and release with Lawrence P. Marasco, a former Vice President of the Company. As part of the settlement, Mr. Marasco paid to the Company the sum of $60,000, returned 405,000 shares of the Company's common stock and agreed to provide certain other non-monetary consideration.

A copy of the press release announcing these settlements is attached hereto as
Exhibit 99.1.


Item 9.01    Financial Statements and Exhibits

              (c) Exhibits:

                        99.1 Press Release Re: Settlement of Civil Lawsuits Against Kinray, Inc. and Santi Greco and Former Officers Lawrence M. Simon and Lawrence P. Marasco.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MEDI-HUT CO., INC.

                                (Registrant)


                                By: /s/ David R. LaVance
                                -------------------------------------------
                                David R. LaVance
                                Chairman of the Board, President and Chief
                                Executive Officer






Date:  January 20, 2005